NOTE PURCHASE AGREEMENT


         This Note Purchase Agreement (the "Agreement") is entered into and effective as of the __________ day of _______________, 2001, by and between Netgateway, Inc., a Delaware corporation (the "Corporation"), and the person or entity listed on the signature page attached hereto (the "Investor").

                                   SECTION 1
                                ISSUANCE AND SALE

         1.1 Note. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, as hereinafter defined, the Corporation shall sell, issue and transfer to the Investor, and Investor shall purchase, the Convertible Promissory Note attached hereto as Exhibit A (the "Note") for $
-------------------------------------------------------.

         1.2 Closing. The purchase and sale of the Note and the consummation of the other transactions contemplated by this Agreement (the "Closing") shall occur at the time of execution of this Agreement, at the offices of Parsons Behle & Latimer, located at 201 South Main Street, Suite 1800, Salt Lake City, Utah, or at such other time or on such other date as shall be agreed upon between the Corporation and the Investor, such hour and date being herein generally referred to as the "Closing Date." At the Closing, (i) Investor shall deliver to the Corporation, by wire transfer of funds to an account specified by the Corporation $_________________________ and (ii) the Corporation shall issue and deliver to Investor the Note, payable to the order of Investor and dated the Closing Date.

         1.3  Securities  Act.  The  Note,  shall,   subject  to  the  following
paragraph, bear the following legend:


                  THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THIS CONVERTIBLE PROMISSORY NOTE, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

         The legend set forth above shall be removed by the Corporation from this Note upon delivery to the Corporation of an opinion by counsel, which opinion and counsel shall be reasonably satisfactory to the Corporation, that a registration statement under the Securities Act of 1933, as amended (the "Act") is at that time in effect with respect to this Note or that this Note can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Note was issued.

                                   SECTION 2
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

         The Investor hereby represents and warrants to, and covenants and agrees with, the Corporation, with the understanding that the Corporation is relying on such representations, warranties and covenants in entering into this Agreement, that:

         2.1 Authorization of Transaction. The Investor has full power and authority (and if a corporation, full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Investor, enforceable in accordance with its terms and conditions.

         2.2 Noncontravention. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not
(i) conflict with or result in a breach or violation of any term or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which the Investor is a party or by which the Investor is bound or affected or to which any of the property or assets of the Investor is bound or affected,
(ii) if the Investor is an entity, result in the violation of the provisions of the Investor's charter, bylaws or other constructing documents, or any legal requirement applicable to or binding upon it, (iii) result in the creation or imposition of any lien upon any property or asset of the Investor or (iv) otherwise materially adversely affect the contractual or other legal rights or privileges of the Investor.

         2.3 Receipt of Information. The Investor has reviewed the filings made by the Corporation with the Securities and Exchange Commission (the "Commission"), including, without limitation, the Corporation's Annual Report on Form 10-K filed on September 22, 2000, Quarterly Report on Form 10-Q filed on November 22, 2000 and Current Reports on Form 8-K filed on November 21, 2000, December 19, 2000, January 9, 2001, January 16, 2001 and January 22, 2001 (together, the "SEC Filings"). The Investor has received from the Corporation, and has reviewed, the supplemental information on the Supplemental Disclosure Statement attached hereto as Exhibit C (the "Supplemental Disclosure
Statement"). The Investor has received all the information it considers necessary or appropriate to decide whether to purchase the Note and Warrant to be purchased by it hereunder, and agrees to obtain all such information prior to the conversion of the Note and the Investor's receipt of the common stock of the Corporation, par value $.001 per share, upon conversion thereof (the "Shares"). The Investor has had an opportunity to ask questions and receive answers from the Corporation and its officers and directors regarding the Corporation, the financial statements of the Corporation, the Supplemental Disclosure Statement, the SEC filings, and the terms and conditions of the offering of the Note and the Shares. Neither the Investor nor its investment advisors, legal counsel or accountants ("Investment Advisors") have been furnished any offering literature on which it has relied other than the SEC Filings and Supplemental Disclosure Statement, and the Investor and its Investment Advisors have relied only on the SEC Filings and Supplemental Disclosure Statement, and the information furnished or made available to them by the Corporation. At no time was the Investor presented with or solicited by any leaflet, public promotion meeting, newspaper or magazine article, radio, television or Internet advertisement or any other form of general advertising or general solicitation. The Investor has consulted with such independent advisors as the Investors deems necessary or appropriate to evaluate the legal, tax, accounting and financial effects of the transactions contemplated hereby.

         2.4 Investment Intent. The Investor is acquiring the Note and the Shares for investment purposes only, for its own account and not as a nominee or agent for any other person, and not with a view to or for resale in connection with any distribution thereof within the meaning of the Act. If this purchase is being made on behalf of an employee benefit plan or for a person's individual retirement account, to the best of the knowledge of the person executing this subscription (i) neither the Corporation nor any of its affiliates is a fiduciary within the meaning of Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with respect to such plan or account, (ii) the Corporation is not a "party-in-interest" or a "disqualified person" as defined in ERISA Section 3(14) and Section 4975(e)(2) of the Internal Revenue Code of 1986, respectively, with respect to such plan or account, and
(iii) the person executing this Agreement on behalf of the Investor has taken into account the requirements of prudence, diversification and other fiduciary responsibilities contained in ERISA, to the extent applicable.

         2.5 Accredited Investor. The Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated by the Commission under the Act.

         2.6 Investment Experience. The Investor has been a stockholder of the Corporation continuously since prior to January 1, 2000. The Investor has experience as an investor in securities of companies in the development stage and in the turn-around/restructuring stage and acknowledges that it has no need for liquidity in the Note or the Shares, is fully able to bear the economic risk of making an investment in the Note and the Shares for an indefinite period of time, has sufficient net worth and means of providing for the Investor's current needs and contingencies to sustain a complete loss of Investor's investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Note and the Shares. The Investor also represents that it has not been organized for the purpose of acquiring the Note or the Shares and that the amount of this investment does not exceed 10% of such Investor's net worth.

         2.7 Restricted Securities. The Investor understands that the Note and the Shares are characterized as "restricted securities" under the Act inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under the Act and applicable regulations thereunder the Note and such Shares may be resold without registration under the Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act. The Investor acknowledges that its investment in the Note and the Shares may be an illiquid investment requiring the Investor to bear the economic risk of the investment for an indefinite period of time, that this Agreement contains significant additional restriction on transfer and that the Corporation may not always be able to comply with the requirements of Rule 144. The Investor further acknowledges that, until such time as the Corporation registers the Note and the Shares under the Securities Act, the Note and the Shares when acquired shall continue to be "Restricted Securities."

         2.8 Accuracy of Responses to Questionnaire. The Investor acknowledges that the Corporation is relying upon the responses of the Purchaser Questionnaire attached hereto as Exhibit D in entering into the transactions contemplated hereby. The Investor's responses to the Purchaser Questionnaire are true, complete and accurate as of the date hereof and the Investor has delivered the completed Purchase Questionnaire to the Corporation.

                                   SECTION 3
                        TRANSFER AND REGISTRATION RIGHTS

         3.1 Limitations on Disposition. The Investor agrees not to make any disposition of all or any portion of the Note or the Shares unless and until:

              (a) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

              (b) (i) the Investor shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a statement of the circumstances surrounding the proposed disposition, and (ii) the Investor shall have furnished the Corporation with an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Corporation, that such disposition will not require registration of the Note or the Shares under the Act.

         3.2 Legends. The Investor acknowledges and understands that the certificates evidencing the Shares may bear the legend set forth below (or substantially equivalent legends), together with other legends required by the laws of the State of Delaware or any other state:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legends (except a certificate issued upon the completion of a public distribution of the Shares represented thereby) shall also bear such legends. The legend set forth above shall be removed by the Corporation from any certificate evidencing the Shares upon delivery to the Corporation of an opinion by counsel, which opinion and counsel shall be reasonably satisfactory to the Corporation, that a registration statement under the Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Shares were issued.

         3.3 Piggyback Registration Rights.
              -----------------------------

              (a) Piggyback Registration Rights. If at any time or from time to time, the Corporation shall determine to register any of its securities, either for its own account or the account of a security holder and if, in connection therewith, in the sole discretion of the Corporation, the Corporation elects to allow the Investor to include Shares therein following conversion of the Note in accordance with the terms and conditions therewith (an "Investor Piggyback Registration"), the Corporation will:

                   (i) promptly give to the Investor written notice thereof; and

                   (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Shares acquired by the Investor pursuant to the conversion of the Note, including, any common stock of the Corporation issued or issuable in respect of such Shares upon any stock split, stock dividend, recapitalization, or similar event, or any common stock otherwise issued or issuable with respect to such Shares. Shares shall only be treated as registrable securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

To the extent the Investor's Shares are not included in such registration, for any reason, such Shares shall be subject to Section 3.6(a).

              (b) Underwriting. If the registration of which the Corporation gives notice is for a registered public offering involving an underwriting, the Corporation shall so advise the Investor as a part of the written notice given pursuant to this Section 3.3. In such event, the right of the Investor to registration pursuant to this Section shall be conditioned upon the Investor's participation in such underwriting and the inclusion of Shares in the underwriting to the extent provided herein. If the Investor proposes to distribute its Shares through such underwriting, it shall (together with the Corporation and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Corporation.

         Notwithstanding any other provision of this Section, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Shares to be included in the registration and underwriting on a pro rata basis based on the total number of securities (including, without limitation, Shares) entitled to registration pursuant to registration rights granted to the holders, of securities included in such underwriting by the Corporation. To facilitate the allocation of shares in accordance with the above provisions, the Corporation or the underwriters may round the number of shares allocated to the Investor to the nearest 100 shares. If the Investor disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Corporation and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall be subject to Section 3.6(a).

              (c) Right to Terminate Registration. The Corporation shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration, whether or not the Investor has elected to include securities in such registration.

              (d) Registration Procedures. In the case of each registration, qualification or compliance effected by the Corporation pursuant to this Section, the Corporation will keep the Investor advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Corporation will:

                   (i) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least three hundred sixty-five (365) days or until the distribution described in the registration statement has been completed; and

                   (ii) furnish to the holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

Expenses of registration pursuant to this Section shall be bourne by the Corporation. Unless otherwise stated, all other selling expenses relating to securities registered on behalf of the holders thereof shall be borne by the holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

              (e)  Information  by Holder.  The  Investor  shall  furnish to the
Corporation such information regarding the Investor, the Shares held by it and the distribution proposed by the Investor as the Corporation may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.3.

         3.4      Indemnification.
                  ---------------

              (a) The Corporation will indemnify the Investor, each of its officers and directors and partners, and each person controlling the Investor within the meaning of Section 15 of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 3, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Corporation of any rule or regulation promulgated under the Act applicable to the Corporation in connection with any such registration, qualification or compliance, and the Corporation will reimburse the Investor, each of its officers and directors, and each person controlling the Investor, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Corporation by an instrument duly executed by the Investor, controlling person or underwriter and stated to be specifically for use therein.

              (b) The Investor will, if Shares held by the Investor are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Corporation, each of its directors and officers, each underwriter, if any, of the Corporation's securities covered by such a registration statement, each person who controls the Corporation or such underwriter within the meaning of Section 15 of the Act, and each other person whose shares are included in the registration statement, each of its officers and directors and each person controlling such person within the meaning of
Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Corporation, such persons, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Corporation by an instrument duly executed by such holder and stated to be specifically for use therein.

              (c) Each party entitled to indemnification under this Section 3.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 3.4 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         3.5 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Shares to the public without registration, the Corporation agrees to use its reasonable efforts to:

              (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Act;

              (b) File with the Commission in a timely manner all reports and other documents required of the Corporation under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

              (c) So long as the Investor owns any restricted securities, to furnish to the Investor forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144 and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents of the Corporation and other information in the possession of or reasonably obtainable by the Corporation as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any such securities without registration.

         3.6      Market Standoff Agreement.
                   -------------------------

              (a) In the event of an Investor Piggyback Registration with respect to which the Investor elects to not participate or does not participate in for any reason, the Investor agrees that for a period of twelve months commencing on the effective date of the registration statement for the Investor Piggyback Registration, the Investor will not offer, sell, contract to sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate, or otherwise dispose of, directly or indirectly, any of the Shares. In the event part of the Investor's shares are not included in the Investor Piggyback Registration, for any reason, only such unincluded Shares shall be subject to this Section 3.6(a).

              (b) In the event of an Investor Piggyback Registration with respect to which the Investor participates, the Investor agrees that during a period of twelve months commencing on the effective date of the registration statement for the Investor Piggyback Registration, the Investor will not offer, sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate, or otherwise dispose of, directly or indirectly, including, without limitation through the Investor Piggyback Registration, more than 25% of the Shares during any three month period; provided, however, that, to the extent the Investor sells fewer than such maximum number of Shares during any three month period such unutilized permitted amount may be carried forward to successive three month periods.

              (c) The Investor agrees in connection with any registration of the Corporation's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) that, upon request of the Corporation or the underwriters managing any underwritten offering of the Corporation's securities, not to offer, sell, contract to sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate, make any short sale of or otherwise dispose of, directly or indirectly, any of the Shares (other than those included in the registration) or other capital stock of the Corporation or securities exchangeable or convertible into capital stock of the Corporation without the prior written consent of the Corporation or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date of the final prospectus used in such registration, unless the managing underwriter and the Corporation determine that it is in the best interests of the Corporation in which case it may be extended for an period not to exceed an additional 180 days) as may be requested by the Corporation or such managing underwriters. The Investor agrees to enter into the underwriter's standard form of market standoff agreement to further evidence its obligations under this Section 3.6(c).

              (d) The certificates for the Shares shall contain, for so long as the market standoff provisions contained in this Section 3.6 remain in place, a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER INCLUDING A MARKET STANDOFF AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL SHAREHOLDER THAT PROHIBITS SALE OR TRANSFER OF SUCH SHARES FOR A PERIOD OF UP TO 180 DAYS FOLLOWING THE DATE OF THE FINAL PROSPECTUS FOR THE INITIAL PUBLIC OFFERING OF THE ISSUER'S COMMON STOCK. A COPY OF THE AGREEMENT IS ON FILE WITH THE SECRETARY OF THE ISSUER.

         In order to enable the Corporation to enforce the aforesaid restrictions on transfer, the Investor hereby agrees that the Corporation may impose stop-transfer instructions with respect to the securities of the Corporation owned beneficially or of record by the Investor.

SECTION 4
                               GENERAL PROVISIONS

         4.1 Access to Records. The Corporation has given the Investor, its counsel, agents, accountants and representatives reasonable access during normal business hours during the period prior to the Closing, to all of the Corporation's officers, directors, properties, books, contracts, commitments and records relating to the Corporation, and has furnished the Investor or made available to the Investor at the Corporation's offices during such period all information concerning the business as the Investor has requested.

         4.2 Survival of Representations and Warranties. The representations, warranties and covenants made herein by the Investor and in any document or certificate delivered by the Investor pursuant to this Agreement shall be deemed to have been relied upon by the Corporation, shall survive until the expiration of the applicable statute of limitations, or any extensions thereof, and shall be and continue in effect notwithstanding any investigation made by any party.

         4.3 Governing Law. The rights and obligations of the parties pursuant to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law rule or provision (whether of the State of Delaware or other jurisdiction) which would cause the application of any law or rule other than of the State of Delaware.

         4.4 Waiver; Remedies. No failure on the part of any party to exercise, and no delay in exercising a right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege, and no waiver whatever shall be valid, unless in writing signed by the other party or parties to be charged and then only to the extent specifically set forth in such writing. All remedies, rights, powers and privileges, either under this Agreement or by law or otherwise afforded to the parties to this Agreement, shall be cumulative and shall not be exclusive of any remedies, rights, powers and privileges provided by law. Each party hereto may exercise all such remedies afforded to it in any order of priority.

         4.5 Notices. Any notice required or permitted under this Agreement shall be in writing and sufficient if delivered personally, by facsimile or mailed by registered or certified mail, postage prepaid and return receipt requested, addressed to the appropriate recipient, or at such other address as the recipient shall designate by written notice, as herein provided, from time to time as follows:

      If to the Investor:                    If to the Corporation:

               The address set forth                  Netgateway, Inc.
               below such Investor's                  754 East Technology Avenue
               name                                   Orem, Utah  84097

         Any notice which is personally delivered or delivered by facsimile shall be deemed effective upon the date of delivery (or refusal to accept delivery). Any notice which is mailed shall be deemed delivered on the second day after mailing.

         4.6 Successors. This Agreement shall be binding upon and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties. The provisions of this Agreement shall be binding upon all subsequent holders of the Note and Shares who acquire the Note or Shares, directly or indirectly from the Investor in a transaction or series of transactions not involving a public offering. No party shall delegate its or their duties or obligations hereunder without the written consent of the other parties, which consent shall not be unreasonably withheld.

         4.7 Severability. Should any term or provision of this Agreement or the application thereof to any circumstance, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable such term or provision in any other jurisdiction, the remaining terms and provision of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or unenforceable.

         4.8 Expenses. Except as otherwise expressly provided herein, the parties shall bear their own expenses, including the fees and expenses of any attorneys, accountants or others engaged by them incurred in connection with this Agreement and the transaction contemplated hereby.

         4.9 Entire Agreement. This Agreement, together with its exhibits, constitutes the entire agreement among the parties pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, representation and understandings of the parties in connection with the transactions contemplated hereby. No supplement, modification or amendment shall be binding unless executed in writing by all parties.

         4.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument and all of which together shall be considered one and the same agreement. Delivery and receipt of executed pages by facsimile transmission shall constitute effective and binding execution and delivery of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have signed or caused this Agreement to be signed in their respective names as of the day and date first above written.

NETGATEWAY, INC.                                INVESTOR


By: _________________________________           ________________________________

Name: ______________________________            Print Name:_____________________

Title: _______________________________          Address:________________________

                                                        ------------------------

                                                        ------------------------

                                   Exhibit "D"
                           to Note Purchase Agreement

                             PURCHASER QUESTIONNAIRE

                                (For Individuals)

         The purpose of this Questionnaire is to assure that each investor will meet the standards imposed by certain exemptions from registration under the Securities Act of 1933, as amended and all applicable state laws.

         If the response to any item is "none" or "not applicable," please so indicate.

         Where multiple choices are offered, select and check only the most applicable and correct one.

         YOUR RESPONSES WILL BE KEPT STRICTLY CONFIDENTIAL. However, by signing this document, you agree that Netgateway, Inc. (the "Corporation"), may present the Questionnaire to such private and/or governmental entities as it deems appropriate, if called upon to do so, in order to establish the availability under applicable state and federal law of an exemption from registration.

PLEASE PRINT

Name(s)
        ------------------------------------------------------------------------

1. I am [ ] am not [ ] being advised on the merits of this Offering by a Purchaser Representative (investment advisor).

2. For the past two years and during the years or months indicated, I have maintained my principal residence in the following state or states or country:

               __________________________________

3. I presently maintain a house or apartment, other than my principal residence, in the state of:

               __________________________________

4.       a.       I pay state income taxes in the state of:

                  _______________________________

         b.       I hold a driver's license in the state of:

                  ______________________________

         c.       I am registered to vote in the state of:

                  _______________________________

5.       My present age is:

                  Under 21 [ ], 21-30 [ ], 31-40 [ ], 41-50 [ ], 51-60 [ ], over
60.

6.       Financial information:

         a.       In filing federal income tax returns, my filing status is:

                   [ ]  Married individual filing joint return;
                   [ ]  Head of household; Unmarried individual;
                   [ ]  Married individual filing separate return.

         b. My income from all sources for the last two calendar years was (check one):

                   [ ] under $100,000
                   [ ] $100,000 - $200,000
                   [ ] $200,000 - $300,000
                   [ ]   above $300,000

          c. Approximately _______ percent of my income as shown above was derived from sources other than salary.

          d. I expect that my income from all sources for the present year will be (check one):

                    [ ]under $100,000
                    [ ]$100,000 - $200,000
                    [ ]$200,000 - $300,000
                    [ ]above $300,000

          e. I expect that ______ percent of my income as shown above will be derived from sources other than salary.

          f. My approximate present net worth (including the net worth of my spouse) is:

                  [ ]  $75,000 - $100,000              [ ]   $100,000 - $150,000
                  [ ]  $150,000 - $200,000             [ ]   $200,000 - $500,000
                  [ ]  $500,000 - $1,000,000           [ ]   over $1,000,000

           g. Approximately _____ percent of my net worth as shown above is invested in "tax sheltered" investments.

           h. Approximately _____ percent of my net worth as shown above is investments in marketable securities (stocks, bonds, debentures, etc.).

           i. Approximately _____ percent of my net worth is readily convertible into cash.

7.         a.       I have held the  following  principal  positions  of
employment during the last five years, or since graduation from college, whichever is shorter:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


            b. The following is a brief summary of my educational background, including years of matriculation and degrees obtained:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



8.       Investment experience:

           a.       I have previously invested in non-marketable securities.

                    [ ]Yes
                    [ ]No

            b. The principal investments from which I have derived the experience indicated in paragraph a., including names of companies and amounts invested, are:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



            c. Other activities, business or ventures in which I have had investment experience include:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



             d. The following additional information regarding prior investment activities, business ventures, etc. may also be of help to the Corporation in determining whether my knowledge and experience in financial and business matters are sufficient to enable me to evaluate the merits and risks of this investment:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



             e. I have been advised by my own investment counselors, accountants, etc., other than representatives of the Corporation, concerning the suitability of this investment for me:

                   [ ] Yes
                   [ ]No

9. I understand that no aspect of the activities of the Corporation can be guaranteed and that substantial risks are involved in various aspects of this investment:

10. I understand that I may examine the public filings, if any, of the Corporation and to inquire of its officers and directors concerning verification of information and, to the extent that I have not done so, it was my choice:

                    [ ]Yes
                    [ ]No

         To the best of my information and belief, the above information supplied by me is true and correct in all respects.

         DATE:  _____________________, 2001



                                            ____________________________________
(Signature of Offeree)

                                   Exhibit "D"
                           to Note Purchase Agreement

                             PURCHASER QUESTIONNAIRE

                   (Corporations and Other Business Entities)

         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase the Note and Shares described in the Note Purchase Agreement, dated January [ ], 2001 (the Agreement") may be accepted.

         If the response to any item is "none" or "not applicable," please so indicate. The undersigned agrees that it shall provide Netgateway, Inc. (the "Corporation") with such additional information as the Corporation shall request in order to satisfy itself that the undersigned meets the minimum legal requirements under federal and state securities laws to acquire the Shares described in the Agreement.

         This Purchaser Questionnaire applies to all business entities. For purposes of this Questionnaire, the term "corporation" shall be used for all business entities.

         Where multiple choices are offered, select and check only that which is applicable.

         YOUR RESPONSES WILL BE KEPT STRICTLY CONFIDENTIAL. However, by signing this document, you agree that the Corporation may present the Questionnaire to such private and/or governmental entities as it deems appropriate, if called upon to do so, in order to establish the availability under applicable state and federal law of an exemption from registration.

I.       PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE CORPORATION.

     1. [ ]Each of the shareholders of the undersigned Corporation is able to certify that such shareholder meets at least one of the following two conditions:

          a. The shareholder is a natural person whose individual net worth or joint net worth with his or her spouse exceeds $1,000,000.

          b. The shareholder is a natural person whose individual income was in excess of $200,000 in each of 1999 and 2000 and who reasonably expects an individual income in excess of $200,000 in 2001.

     2. [ ]Each of the shareholders of the undersigned Corporation is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 1999 and 2000 and who reasonably expects a joint income in excess of $300,000 in 2001.

     3. [ ]The undersigned Corporation: (i) was not formed for the specific purpose of acquiring the Shares; and (ii) has total assets in excess of $5,000,000.

--------------------------------------------------------------------------------

IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION I AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH SHAREHOLDER AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) SUCH SHAREHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH SHAREHOLDER MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE.
--------------------------------------------------------------------------------

II.      OTHER CERTIFICATIONS

         By signing the Signature Page, the undersigned certifies the following:

          a. that the Corporation's purchase of the Shares will be solely for the Corporation's own account and not for the account of any other person;

          b. that the Corporation's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

          c.   that one of the following is true and correct (check one):

               i. the Corporation is a corporation formed in or under the laws of the United States or any political subdivision thereof.

               ii. the Corporation is a corporation which is neither created nor organized in or under the United States or any political subdivision thereof but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGEMENT OF THE UNDERSIGNED'S ELECTION MUST BE ATTACHED TO THIS SUBSCRIPTION AGREEMENT IF THIS PROVISION IS APPLICABLE.)

               iii. neither (i) nor (ii) above is true.

III.     GENERAL INFORMATION

1.       PROSPECTIVE PURCHASER (THE CORPORATION)

                  Name:
                        --------------------------------------------------------

         Principal Place of  Business:
                                       -----------------------------------------
                                               (Number and Street)

         _______________________________________________________________________
              (City)                     (State)                  (Zip Code)

         Address for correspondence (if different):
                                                    ----------------------------
                                                           (Number and Street)

         _______________________________________________________________________
                  (City)                  (State)                  (Zip Code)

                  Telephone Number:
                                     -------------------------------------------
                                            (Area Code)       (Number

                  State in which Formed:
                                          --------------------------------------

                  Date of Formation:
                                      ------------------------------------------

                  Taxpayer Identification Number:
                                                  ------------------------------

                  NASD Affiliation or Association of the Corporation, if any:

                  If none, check here [ ]

2.       INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE
         CORPORATION

                  Name:
                         -------------------------------------------------------

                  Position or Title:
                                     -------------------------------------------

IV.      SIGNATURE

         The Signature Page to this Questionnaire is contained on the following page, entitled "Corporation Signature Page."

                           CORPORATION SIGNATURE PAGE
                                ---------------

                                 _________, Inc.


                                 ---------------



         Your signature on this Corporation Signature Page evidences the agreement by the Corporation to be bound by the Questionnaire and the Subscription agreement.

1. The undersigned Corporation represents (a) the information contained in this Questionnaire is complete and accurate and (b) the Corporation will notify you immediately if any material change in any of this information occurs before the acceptance of the undersigned Corporation's subscription.

2. The undersigned Corporation hereby certifies that it has read and understands this Subscription Agreement.

3. The undersigned Corporation hereby represents and warrants that the person signing this Subscription Agreement on behalf of the Corporation has been duly authorized to acquire the Shares and sign this Subscription Agreement on behalf of the Corporation and, further, that the undersigned Corporation has all requisite authority to purchase such Shares and enter into this Subscription Agreement.

                              Date:
                                    -------------------------------------------

                              --------------------------------------------------
                              Name of Corporation
                              (Please type or print)

                              By:
                                  ------------------------------------
                              (Signature)


                              Name:
                                    -------------------------------------------



Sworn to before me this ____
day of _____________, 2001.

Notary Public